Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8363%



        Excess Protection Level
          3 Month Average   4.89%
          October, 1997   5.34%
          September, 1997   4.76%
          August, 1997   4.59%


        Cash Yield                                  18.37%


        Investor Charge Offs                         4.61%


        Base Rate                                    8.42%


        Over 35 Day Delinquency                      4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance                     $
31,941,631,051.83


        Investor Participation Amount               $
760,000,000.00


        Seller Participation Amount                 $
4,401,496,533.34